UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2007

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

333-144256	26-0354783
(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0041

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 21, 2007, Och-Ziff Capital Management Group LLC (the “Company”) announced that its Board of Directors has declared a record date of December 31, 2007 with respect to a fourth-quarter 2007 dividend in the amount estimated to be not less than $1.05 and not greater than $1.20 per Class A share representing Class A limited liability company interests of the Company (the “Class A Shares”). The Company anticipates that a fourth-quarter 2007 dividend will be paid during the first quarter of 2008 to holders of record of Class A Shares on December 31, 2007. The Company expects to determine the exact amount of the dividend during the first fiscal quarter of 2008.

The estimated dividend is based on the Company’s actual results through October 31, 2007 and management’s estimate of expected results through December 31, 2007. Since the Company recognizes substantially all of its incentive income on the last day of the fiscal year and such amount, if any, is based on the Company’s performance for the entire fiscal year, the Company’s actual dividend may vary from the estimate and such variance could be material. The Company does not intend to update or revise this dividend estimate and the actual amount of the dividend and the payment date will be announced when all relevant information is available during the first quarter of 2008.

A copy of the press release announcing the record date and estimated range for the dividend is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of the Company, dated December 21, 2007.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. We generally identify forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this report are based upon the historical performance of us and our subsidiaries and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the Securities and Exchange Commission, including but not limited to our registration statement on Form S-1 (registration no. 333-144256). Any forward-looking statements contained in this report are made only as of the date hereof. We do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

By:	/s/ Joel M. Frank
Joel M. Frank
Chief Financial Officer

December 21, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press release of the Company, dated December 21, 2007.*

*	filed herewith